  EXHIBIT 99.1

Golden Matrix Receives $10 Million Investment From The Lind Partners

Investment Proceeds Will Strengthen Company’s Financial Position, Provide Significant Growth

 Capital and Facilitates Future Strategic Acquisitions

LAS VEGAS, NV -- July 3, 2024 - Golden Matrix Group Inc. (NASDAQ:GMGI) (“Golden Matrix” or the “Company”), a leading developer and licensor of online gaming platforms, systems and gaming content, today announced that it has closed on a funding agreement for $10 million in gross proceeds with Lind Global Asset Management VIII LLC (the “Investor”), an investment fund managed by The Lind Partners, a New York-based institutional fund manager.

“We are very pleased to have The Lind Partners invest in the Company,” said Brian Goodman, Chief Executive Officer of Golden Matrix. “The proceeds from this investment will put Golden Matrix in a strong financial position for continued expansion and enable us to identify and make strategic acquisitions in the future.”

Phillip Valliere, Managing Director at The Lind Partners, commented, “We are delighted to announce our  investment in Golden Matrix, which we believe is well positioned for growth  and look forward to following its progress  in the future.”

The investment was made pursuant to the entry into a Securities Purchase Agreement (the “Purchase Agreement”) whereby the Investor purchased from the Company (a) a $12 million senior convertible note (the “Note”) and (b) a common stock purchase warrant (the “Warrant”) which entitles the holder to acquire up to 750,000 shares of common stock of the Company (each, a “Warrant Share”).

The Note has a 24-month maturity and a conversion price of $4.00 per share of common stock of the Company (each, a “Common Share”), equal to a 130% premium over the closing price on the date the Purchase Agreement was entered into, subject to adjustment in certain circumstances with respect to any repayment of the Note in Common Shares by the Company. A total of $10 million was funded by the Investor for the purchase of the Note and Warrant (representing the principal amount of the Note, less an original issuance discount of 20%). The Company is required to make monthly payments on the unpaid face value of the Note in 20 equal monthly installments commencing on the date that is the earlier of (a) the date a registration statement registering the Common Shares and Warrant Shares is declared effective and (b) 135 days from the issuance date.

The Company entered into a security agreement and pledge agreement in favor of the Investor to secure the payment and performance in full of all of the obligations of the Company to the Investor.

Pursuant to the Purchase Agreement, the Company is required to prepare and file a registration statement covering the resale of all of the Common Shares and Warrant Shares, issued or issuable to the Investor within 60 days. In addition, pursuant to the terms of the Purchase Agreement, the Investor has the right to participate in any equity or debt offering, or combination of units thereof (a “Subsequent Financing”) equal to 20% of the Subsequent Financing on the same terms, conditions and price provided for in the Subsequent Financing until July 3, 2025.

The securities offered and sold pursuant to the Purchase Agreement have not been registered under the Securities Act and were offered and sold pursuant to an exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) and/or Rule 506(b) of Regulation D and applicable U.S. state securities laws, and such securities were issued as “restricted securities” as such term is defined in Rule 144 under the Securities Act. This press release does not constitute an offer to sell or the solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

The Loev Law Firm, PC acted as legal counsel to Golden Matrix in connection with the transaction and Morgan, Lewis & Bockius LLP acted as legal counsel to the Investor.

Additional information, including the full terms of the financing transaction, is available in the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission.

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About Golden Matrix

Golden Matrix Group, based in Las Vegas NV, is an established B2B and B2C gaming technology company operating across multiple international markets. The B2B division of Golden Matrix develops and licenses proprietary gaming platforms for its extensive list of clients and RKings, its B2C division, operates a high-volume eCommerce site enabling end users to enter paid-for competitions on its proprietary platform in authorized markets. The Company also owns and operates MEXPLAY, a regulated online casino in Mexico.

Founded in 2001, the MeridianBet Group is a well-established online sports betting and gaming group, licensed and currently operating in 15 jurisdictions across Europe, Africa and South America. The MeridianBet Group’s successful business model utilizes proprietary technology and scalable systems, thus allowing it to operate in multiple countries and currencies and with an omni-channel approach to markets, including retail, desktop online and mobile.

Our sophisticated software automatically declines any gaming or redemption requests from within the United States, in strict compliance with current US law.

About The Lind Partners

The Lind Partners manages institutional funds that are leaders in providing growth capital to small- and mid-cap companies publicly-traded in the US, Canada, Australia and the UK. Lind’s multi-strategy funds make direct investments ranging from US$1 to US$30 million, invest in syndicated equity placements and selectively buy on market. Having completed more than 200 direct investments totaling over US$2 billion in transaction value, Lind’s funds have been flexible and supportive capital partners to investee companies since 2011. For more on Lind, please visit www.thelindpartners.com.

Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the Company to obtain the funding required to pay certain MeridianBet Group acquisition post-closing obligations, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; potential lawsuits regarding the acquisition; dilution caused by the terms of the Note and Warrant, the Company’s ability to pay amounts due under the Note and covenants associated therewith and penalties which could be due under the Note and securities purchase agreement for failure to comply with the terms thereof; the business, economic and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company’s ability to complete acquisitions and the availability of funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock, convertible securities and/or acquisitions; the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the sellers of the MeridianBet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the effect of current and future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly-filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended October 31, 2023 and its Quarterly Report on Form 10-Q for the quarter ended January 31, 2024, and future periodic reports on Form 10-K and Form 10‑Q. These reports are available at www.sec.gov.

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Golden Matrix Group

Contact: ir@goldenmatrix.com

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